UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: September 26, 2023

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 26, Oragenics, Inc. (the “Company”) completed the sale and transfer of certain materials and data to Lantern Bioworks (the “Purchaser”) pursuant to a Material Transfer Agreement (the “Agreement”). Under the terms of the Agreement, the Company transferred certain biological samples/strains (referred to as “Samples”) and associated data, including but not limited to testing, assays, and stability data (“Data”) (collectively, the “Transferred Assets”) to the Purchaser, following the Purchaser’s successful testing and verification of the Samples’ viability.

In exchange for this transfer, the Purchaser:

i) paid the Company $50,000 in cash (the “Funds”); and

ii) granted the Company an option to purchase 1,000,000 shares of Purchaser’s equity for total consideration of $1.00.

The Samples were not connected to any of the Company’s current or ongoing research and development projects related to Lantibiotics or our SARS-CoV-2 vaccine candidates. Instead, the Samples were initially developed as part of a research and development project that the Company had previously halted and preserved until a suitable use could be identified. The Purchaser expressed a keen interest in obtaining access to these Samples with the hope that they will contribute to the advancement of their existing products under development.

The Agreement did not involve the transfer of any licenses or ownership of intellectual property from the Company to the Purchaser.

Furthermore, pursuant to the Agreement, the Purchaser agreed to pay the Company a royalty equal to ten percent (10%) of the net income derived from any products developed or derived from the Transferred Assets. The duration of these royalty payments spans a ten (10)-year term.

The Agreement also contains other standard terms and conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 29, 2023.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 29, 2023.

ORAGENICS, INC. (Registrant)

BY:	/s/ Janet Huffman
Janet Huffman, Chief Financial Officer